UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14C

Information Statement Pursuant to Section 14(c)
of the Securities Exchange Act of 1934

Check the appropriate box:

☒	Preliminary Information Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))

☐	Definitive Information Statement

H2DIESEL HOLDINGS, INC.
(Name of Registrant As Specified In Its Charter)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required

☐	Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11

1)	Title of each class of securities to which transaction applies:

2)	Aggregate number of securities to which transaction applies:

3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

4)	Proposed maximum aggregate value of transaction:

5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)	Amount Previously Paid:

2)	Form, Schedule or Registration Statement No.:

3)	Filing Party:

4)	Date Filed:

11111 Katy Freeway, Suite 910
Houston, TX 77079
(713) 973-5720

INFORMATION STATEMENT

WE ARE NOT ASKING YOU FOR A PROXY AND
YOU ARE REQUESTED NOT TO SEND US A PROXY.

March __, 2008

Dear Shareholder:

By order of the Board of Directors of H2Diesel Holdings, Inc., we are sending you this information statement to notify you of an important corporate action — the adoption of Amended and Restated Articles of Incorporation to change our corporate name to “New Generation Biofuels Holdings, Inc.” and to make certain additional conforming and clarifying changes.

We have obtained shareholder approval of the Amended and Restated Articles of Incorporation by the written consent of the holders of a majority of our outstanding shares of common stock and a majority of our outstanding shares of Series A Convertible Preferred Stock, on an as converted basis, in accordance with Florida law and our existing Amended Articles of Incorporation. No further vote or consent of any other shareholder is necessary to approve and adopt our Amended and Restated Articles of Incorporation. Accordingly, we are not soliciting any shareholder votes or consents by this Information Statement. We may first take corporate action in accordance with the shareholder approval not less than 20 calendar days after this Information Statement is first mailed to shareholders. This Information Statement is first being mailed to shareholders on or about March __, 2008. We anticipate that the name change will be effective on or about March __, 2008.

This Information Statement also serves as notice to our shareholders of shareholder action taken without a meeting as required under the Florida Business Corporation Act (the “FBCA”). Under the FBCA, there are no dissenters’ rights of appraisal or similar rights of dissenters in connection with the action disclosed in this Information Statement.

We urge you to review this Information Statement carefully. We appreciate for your continued investment and interest in our company.

By Order of the Board of Directors,

David A. Gillespie President and Chief Executive Officer

APPROVAL OF AMENDED AND RESTATED ARTICLES OF INCORPORATION
TO CHANGE OUR CORPORATE NAME TO
NEW GENERATION BIOFUELS HOLDINGS, INC.

Reasons for Name Change and Other Conforming and Clarifying Changes

We are changing our corporate name to “New Generation Biofuels Holdings, Inc.” in order to more accurately reflect the current business activities of our company in our name. Our board of directors and management believes that the new name better reflects the nature of our operations and will enable us to better implement our business plan. We believe the name change to New Generation Biofuels Holdings, Inc. further enhances our entry into the bio-fuel business, will foster greater name recognition in the marketplace and will help us commercialize our new technology.

Additionally, we are making other conforming and clarifying changes to the Articles of Incorporation. These changes include:

•	Removing all references to Wireless Holdings, Inc. and the original incorporators;

•	Changing to CT Corporation as our registered agent;

•	Changing our principal office address to Houston, Texas;

•	Replacing “stockholder” with “shareholder” in accordance with the FBCA; and

•	Adding language to clarify that dividends on our Series A Convertible Preferred Stock accrue from the date of issuance.

Board Approval

On January 28, 2008, our Board of Directors approved by unanimous written consent our Amended and Restated Articles of Incorporation (the “Amended and Restated Charter”), in the form attached hereto as Appendix A, to change our corporate name to “New Generation Biofuels Holdings, Inc.,” to make other conforming and clarifying changes and to recommend shareholder approval of the Amended and Restated Charter. Also included as a part of Appendix A is a redline of the Amended and Restated Charter marked to show all changes to our original Articles of Incorporation.

Shareholder Approval

As of December 31, 2007, there were 18,165,793 shares of our common stock outstanding and 42,050 shares of our Series A Convertible Preferred Stock outstanding. Under Florida law and the provisions of our Amended Articles of Incorporation and Bylaws, the affirmative vote of the holders of a majority of our outstanding shares of our common stock and of the holders of a majority of our outstanding shares of our Series A Convertible Preferred Stock, on an as converted basis, is required to approve the Amended and Restated Charter. Each holder of shares of our common stock is entitled to one vote per share owned by such holder, and each holder of our Series A Convertible Preferred Stock is entitled to one vote per share owned on an as converted basis. On February 11, 2008, shareholders holding 9,811,235 shares, representing 54% of our outstanding shares of common stock, on an as converted basis, as of December 31, 2007, completed execution of a written consent approving our Amended and Restated Charter. This written consent also included holders of 24,250 shares of our Series A Convertible Preferred Stock, representing 58% of our outstanding preferred stock. A copy of the shareholder written consent is attached hereto as Appendix B.

No further vote or consent of any other shareholder is necessary to approve and adopt our Amended and Restated Charter. Accordingly, we are not soliciting any shareholder votes or consents by this Information Statement. We may first take corporate action in accordance with the shareholder approval not less than 20 calendar days after this Information Statement is first mailed to shareholders. This means that we will not file the Amended and Restated Charter with the Florida Secretary of State until the expiration of this 20-day period.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

Other Information

Upon the effective date of this name change, our ticker symbol on the OTC Bulletin Board will change. We will file a Current Report on Form 8-K to disclose our new trading symbol once it is assigned to us. The currently outstanding stock certificates evidencing shares of our common stock bearing the name “H2Diesel Holdings, Inc.” will continue to be valid and represent shares of our common stock following the name change. In the future, new certificates will be issued bearing our new name, but this will in no way effect the validity of your current stock certificates.

This Information Statement constitutes notice to our shareholders of corporate action taken by our shareholders without a meeting as required by the Florida Business Corporation Act (the “FBCA”). Under the FBCA, there are no dissenters’ rights of appraisal or similar rights of dissenters in connection with the action disclosed in this Information Statement.

We will pay the costs of preparing and sending out this Information Statement.

Security Ownership Of Certain Beneficial Owners And Management

The following table sets forth information regarding the beneficial ownership of shares of our capital stock as of December 31, 2007 by:

•	Each of our directors;

•	Each of our named executive officers;

•	All of our directors and executive officers as a group; and

•	Each person known by us to beneficially own more than 5% of our outstanding common stock.

As of December 31, 2007, 18,165,793 shares of our common stock were outstanding, no shares were held in treasury.

Beneficial ownership is determined in accordance with the rules and regulations of the SEC. In computing the number of shares beneficially owned by a person and the percentage of ownership of that person, (i) shares of common stock subject to options held by that person that are currently exercisable or become exercisable within 60 days of December 31, 2007 are considered to be beneficially owned by such person and (ii) shares of common stock which can be acquired upon the exercise of all outstanding warrants within 60 days of December 31, 2007 are considered to be beneficially owned by such person.

Such shares, however, are not deemed outstanding for the purpose of computing the percentage ownership of any other person. Unless otherwise indicated, we believe that all persons named in this table have sole voting power and investment power over all the shares beneficially owned by them.

Except as otherwise set forth below, the address of each person listed below is H2Diesel Holdings, Inc. (to be renamed New Generation Biofuels Holdings, Inc.), 11111 Katy Freeway, Suite 910, Houston, TX 77079.

Title of Class	Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership (1)	Percentage of Class (2)
Common Stock	Lee Rosen 2006 Irrevocable Trust I 17698 Foxborough Lane Boca Raton, Florida 33496	2,090,000(3)	11.5

Common Stock	Xethanol Corporation 1185 Avenue of the Americas, 20th Floor New York, New York 10036	5,850,000	32.2

Common Stock	The River Trust 1877 S. Federal Highway, Suite 101 Boca Raton, Florida 33432	990,000	5.4

Common Stock	Ferdinando Petrucci Via Stazione, 133A, Arce Frosimone, Italy	893,750	**

Common Stock	David A. Gillespie*	809,375 (4)	**

Common Stock	Lee. S. Rosen* 17698 Foxborough Lane Boca Raton, Florida 33496	3,608,750(5)	18.3

Common Stock	Andrea Festuccia*	657,500(6)	**

Common Stock	Phillip E. Pearce*	100,000(7)	**

Common Stock	John E. Mack*	109,375(8)	**

Common Stock	Connie Lausten	50,000(9)	**

Common Stock	James Robert Sheppard, Jr.*	50,000 (10)	**

Common Stock	Steven F. Gilliland*	50,000 (11)	**

Common Stock	Cary J. Claiborne*	186,250 (12)	**

Common Stock	David H. Goebel, Jr.	50,000 (13)	**

Common Stock	Directors and executive officers as a group (8 people)	5,571,250 (4)(5)(6)(7)(8)(9)(10)(11)(12)(13)	30.67

(1)
Unless otherwise indicated, includes shares owned by a spouse, minor children and relatives sharing the same home, as well as entities owned or controlled by the named person. Also includes shares if the named person has the right to acquire those shares within 60 days after December 31, 2007, by the exercise of any warrant, stock option or other right. Unless otherwise noted, shares are owned of record and beneficially by the named person.

(2)
Based upon 18,165,793 shares of common stock outstanding on December 31, 2007, plus, for each person or group, any securities such person or group has the right to acquire within 60 days upon exercise of options, warrants, conversion privileges or similar rights.

(3)	Excludes 1,618,750 shares of common stock held by trusts (including The River Trust) as to which Lee S. Rosen disclaims beneficial ownership.

(4)
Includes options immediately exercisable for 800,000 shares of our common stock at $1.50 per share, a warrant to purchase 3,125 shares of our common stock at $6.00 per share and 250 shares of preferred stock immediately convertible into 6,250 shares of common stock at an initial conversion price of $4.00 per share of preferred stock. Mr. Gillespie also holds options to purchase another 1,200,000 shares, which vest over time or upon achievement of certain performance targets.

(5)
Includes 2,090,000 shares of common stock owned by the Lee Rosen 2006 Irrevocable Trust I, immediately exercisable options to purchase 1,500,000 shares of our common stock at $1.50 per share, a warrant to purchase 6,250 shares of our common stock at $6.00 per share and 500 shares of preferred stock immediately convertible into 12,500 shares of common stock at an initial conversion price of $4.00 per share of preferred stock. Excludes 1,618,750 shares of common stock held by trusts (including The River Trust) as to which Mr. Rosen disclaims beneficial ownership.

(6)
Includes 357,500 outstanding shares and exercisable stock options to purchase 300,000 shares of common stock at a price of $1.50 per share pursuant to Mr. Festuccia’s Employment Agreement. Mr. Festuccia’s Employment Agreement also provides for an additional grant of 200,000 stock options at a price of $1.50 per share, which vest in April 2008.

(7)	Includes options immediately exercisable for 100,000 shares of our common stock at $7.50 per share.

(8)
Includes options immediately exercisable for 100,000 shares of our common stock at $10.50 per share, a warrant to purchase 3,125 shares of our common stock at $6.00 per share and 250 shares of preferred stock immediately convertible into 6,250 shares of our common stock at an initial conversion price of $4.00 per share of preferred stock.

(9)
Includes options immediately exercisable for 50,000 shares of our common stock at $6.00 per share. Ms. Lausten also holds options to purchase another 155,000 shares, which vest over time or upon achievement of certain financial targets.

(10)
Includes options immediately exercisable for 50,000 shares of our common stock at $6.00 per share. Mr. Sheppard also holds options to purchase another 50,000 shares, which vest on August 22, 2008, provided Mr. Sheppard still serves as a director at such time.

(11)
Includes options immediately exercisable for 50,000 shares of our common stock at $6.00 per share. Mr. Gilliland also holds options to purchase another 50,000 shares, which vest on August 27, 2008, provided Mr. Gilliland still serves as a director at such time.

(12)
Includes options immediately exercisable for 180,000 shares of our common stock at $4.00 per share and 6,250 shares of restricted stock. Mr. Claiborne also holds options to purchase another 570,000 shares, which vest over the next three years or upon achievement of certain performance targets, provided Mr. Claiborne is still employed by the Company.

(13)
Includes options immediately exercisable for 50,000 shares of our common stock at $6.00 per share. Mr. Goebel also holds options to purchase another 200,000 shares, which vest over the next three years or upon achievement of certain performance targets, provided Mr. Goebel is still employed by the Company.

* Director or Executive Officer

** Less than 5%

Forward-Looking Statements

This information statement contains forward-looking statements.  These forward-looking statements concern the Company's operations, prospects, plans, economic performance and financial condition and are based largely on the Company's beliefs and expectations. These statements involve known and unknown risks, uncertainties and other factors that may cause actual results to be materially different from any future results expressed or implied by such forward looking statements. The risks and uncertainties related to our business include all the risks attendant a development stage business in the volatile energy industry, including, without limitation, the risks set forth under the caption "Risk Factors" in the Company's Annual Report on Form 10-KSB for the fiscal year ended December 31, 2006. We undertake no obligation (and expressly disclaim any obligation) to update any forward-looking statements whether as a result of new information, future events or otherwise.

By Order of the Board of Directors

/s/ David A. Gillespie
David A. Gillespie President and Chief Executive Officer

Houston, TX
March __, 2008

Appendix A

AMENDED AND RESTATED

ARTICLES OF INCORPORATION OF

NEW GENERATION BIOFUELS HOLDINGS, INC.

Pursuant to the provisions of Section 607.1006 and 607.1007 of the Florida Business Corporation Act (the “Act”), the undersigned corporation adopts the following Amended and Restated Articles of Incorporation:

1. The name of the corporation is H2Diesel Holdings, Inc. (the “Corporation”)

2. The following amended and restated articles of incorporation were duly adopted by the directors of the Corporation on January 28, 2008, by a majority of the holders of the common stock of the Corporation on an as converted basis on February 11, 2008 and by a majority of the holders of the Series A Convertible Preferred Stock of the Corporation, voting as a separate class, on February 11, 2008 in the manner prescribed by Section 607.1003 of the Act and the Corporations Articles of Incorporation.

ARTICLE I
NAME

The name of the Corporation is New Generation Biofuels Holdings, Inc.

ARTICLE II
PURPOSE

To engage in business ventures as permitted under the laws of the United States and the State of Florida.

ARTICLE III
CAPITAL STOCK

The maximum number of shares that this corporation shall be authorized to have outstanding at anytime shall be one hundred million (100,000,000) shares of Common Stock at a par value of $.001 per share upon which there are no preemptive rights. The Common Stock shall be paid for at such times as the Board of Directors may designate, in cash, real property, personal property, services, patents, leases, or any other valuable thing or right for the uses and purposes of the corporation, and shares of capital, which issued in exchange thereof shall thereupon and thereby become and be paid in full, the same as though paid in cash at par, and shall be non assessable forever, the judgment of the Board of Directors as to the value of the property, right or thing in exchange for capital stock shall be conclusive.

In addition, the Corporation shall have the authority to issue ten million (10,000,000) shares in blank check Preferred Stock at a par value of $.001 per share. The Preferred Stock may be issued from time to time in one or more series. The Board of Directors is authorized to fix the number of shares of any series of Preferred Stock and to determine the designation of any such series.

The Board of Directors is also authorized to determine or alter the rights, preferences, privileges and restrictions stated in any resolution or resolutions of the Board of Directors originally fixing the number of shares constituting any series, to increase or decrease (but not below the number of shares of any such series then outstanding) the number of shares of any such series subsequent to the issue of shares of that series.

ARTICLE IV
TERM OF EXISTENCE

This corporation shall have perpetual existence commencing on the date of filing of the original Articles of Incorporation with the Secretary of State of the State of Florida.

ARTICLE V
REGISTERED OFFICE AND REGISTERED AGENT

The street address of the registered office of this corporation is 1200 South Pine Island Road, Plantation, FL 33324 and the name and address of the registered agent of this corporation is CT Corporation System, 1200 South Pine Island Road, Plantation, FL 33324 .

ARTICLE VI
PRINCIPAL OFFICE

The principal office and mailing address of this Corporation is 11111 Katy Freeway, Suite 910, Houston, TX 77079. The Board of Directors may, from time to time, change the street and post office address of the corporation as well as the location of its principal office.

ARTICLE VII
AMENDMENT

This corporation reserves the right to amend or repeal any provisions contained in these Articles of Incorporation, or any amendment hereto, in the manner provided by law.

ARTICLE VIII
SERIES A CUMULATIVE CONVERTIBLE PREFERRED STOCK

Section A. Designation and Amount; Par Value; Stated Value. The shares of such series shall be designated as “Series A Cumulative Convertible Preferred Stock” (the “Convertible Preferred Stock”) and the number of authorized shares constituting Convertible Preferred Stock shall be 300,000. The par value of each share of such series shall be $.001. Each Share shall have a stated value equal to $100.00 plus the amount of all dividends accumulated thereon in accordance with Section B below (the “Stated Value”)

Section B. Dividends.

1. General Obligation. When and as declared by the Corporation’s Board of Directors and to the extent permitted under the Florida Business Corporation Act (the “FBCA”), the Corporation will pay preferential dividends to the holders of the Convertible Preferred Stock as provided in this Section B. Except as otherwise provided herein, dividends on each share of Convertible Preferred Stock (a “Share”) will accrue from the Date of Issuance, hereinafter defined, on a quarterly basis at a rate of 8.0% per annum of the Stated Value of such Share to and including the date on which the Liquidation Value (plus all accrued dividends not previously paid or added to the Stated Value) of such Share is paid in full or the date on which such share is converted into shares of Conversion Stock. Such dividends will accrue whether or not they have been declared and whether or not there are profits, surplus or other funds of the Corporation legally available for the payment of dividends. Dividends shall be paid in shares of the Conversion Stock having an aggregate Market Price determined as of the Dividend Reference Date corresponding to such dividend payment equal to the amount of such dividend; provided, however, that if the Registration Condition is not met on such Dividend Reference Date, then such dividend may, at the Corporation’s option, be paid in whole or in part in cash or, to the extent not so paid in cash, shall accumulate and be added to the Stated Value of the Shares.

After payment of the preferential dividend on the Convertible Preferred Stock has been made, the holders of the Convertible Preferred Stock and Common Stock shall share ratably, on a pari passu basis, any dividends (whether payable in cash, property or securities) declared by the Board of Directors and paid by the Corporation (with the distribution to the holders of the Convertible Preferred Stock being that as would have been payable had each such share been converted to Common Stock immediately prior to the record date for determining shareholders eligible for the dividend (such assumed conversion being referred to herein as being “on an as-converted basis”)). The date on which the Corporation initially issues any Share will be deemed to be its “Date of Issuance;” provided, that the Date of Issuance for any Share issued in exchange for a Share initially subscribed for on May 9, 2007 or June 8, 2007 shall be such date of initial subscription, regardless of the number of times a transfer of such Share is made on the stock records maintained by or for the Corporation and regardless of the number of certificates which may be issued to evidence such Share.

2. Dividend Reference Dates. The accrued dividends will be payable on March 31, June 30, September 30 and December 30 of each year commencing on September 30, 2007 (the “Dividend Reference Dates”) to the holders of record of the Convertible Preferred Stock at the close of business on the 15th day of the month immediately preceding the next Dividend Reference Date. With respect to any Shares issued in exchange for Shares initially subscribed for on May 9, 2007 or June 8, 2007, the accrued dividends payable on September 30, 2007 shall include all accrued but unpaid dividends payable as if such Shares were issued on May 9, 2007 or June 8, 2007, respectively.

3. Distribution of Partial Dividend Payments. Except as otherwise provided herein, if at any time the Corporation elects to pay dividends in cash and pays less than the total amount of dividends then accrued with respect to the Convertible Preferred Stock, such payment will be distributed ratably among the holders of the Convertible Preferred Stock based upon the aggregate accrued but unpaid dividends on the Shares of Convertible Preferred Stock held by each such holder, and any amounts of such dividends remaining thereafter shall be accumulated and shall be added to the Stated Value of the Shares in accordance with Section B.1 above.

Section C. Liquidation. Upon any Liquidation of the Corporation, the holders of the Convertible Preferred Stock will be entitled to be paid, (A) before any distribution or payment is made upon any of the Junior Securities, an amount in cash equal to the aggregate Liquidation Value (plus all accrued dividends not previously paid or added to the Stated Value) of all such Convertible Preferred Stock outstanding, (B) after setting apart or paying the full preferential amount due pursuant to clause (A) above, all remaining assets available for distribution shall be distributed among the holders of the Common Stock pro rata according to the number of shares of Common Stock held by such holders. If upon any such Liquidation of the Corporation, the Corporation’s assets to be distributed among the holders of the Convertible Preferred Stock are insufficient to permit payment to such holders of the aggregate preferential amount which they are entitled to be paid, then the entire assets to be distributed shall be distributed ratably among such holders based upon the aggregate Liquidation Value (plus all accrued dividends not previously paid or added to the Stated Value) of the Convertible Preferred Stock held by each such holder. The Corporation will mail written notice of such Liquidation not less than 10 days prior to the payment date stated therein, to each record holder of Convertible Preferred Stock.

Section D. No Redemption. The Convertible Preferred Stock shall not be redeemable. Any Shares which are otherwise acquired by the Corporation will be cancelled and will not be reissued, sold or transferred.

Section E. Priority of Convertible Preferred Stock on Dividends and Redemptions. So long as any Convertible Preferred Stock remains outstanding, without the prior written consent of the holders of a majority of the outstanding shares of Convertible Preferred Stock, the Corporation shall not, nor shall it permit any Subsidiary to, redeem, purchase or otherwise acquire directly or indirectly any Junior Securities, nor shall the Corporation directly or indirectly pay or declare any dividend or make any distribution upon any Junior Securities (other than dividends payable solely in the securities in respect of which such dividends are paid).

Section F. Voting Rights. The holders of the Convertible Preferred Stock shall be entitled to notice of all shareholders’ meetings in accordance with the Corporation’s bylaws, and the holders of the Convertible Preferred Stock shall be entitled to vote on all matters submitted to the shareholders for a vote together with the holders of the Common Stock voting together as a single class with each share of Common Stock entitled to one vote per share and each Share of Convertible Preferred Stock entitled to one vote for each share of Common Stock issuable upon conversion of the Convertible Preferred Stock as of the record date for such vote or, if no record date is specified, as of the date of such vote.

Section G. Conversion.

1. Conversion Procedure.

(a) (i) Automatic Conversion. Upon the third anniversary of the Date of Issuance, each Share shall automatically, and without any action on the part of the holder of such Share, convert into a number of shares of Conversion Stock computed by multiplying such Share’s Stated Value (plus all accrued dividends not previously paid or added to the Stated Value to the date of such conversion) and dividing the result by the Conversion Price (as defined below) then in effect.

(ii) Optional Conversion. At any time and from time to time prior to such third anniversary and until the payment in full of the Liquidation Value in respect of a holder’s Shares of the Convertible Preferred Stock, any holder of Convertible Preferred Stock may convert all or a portion of such Shares (including any fraction of a Share) held by such holder into a number of shares of Conversion Stock computed by multiplying the number of Shares to be converted by such Shares’ Stated Value (plus all accrued dividends not previously paid or added to the Stated Value to the date of such conversion) and dividing the result by the Conversion Price then in effect.

(b) Except as otherwise provided herein, each conversion of Convertible Preferred Stock shall be deemed to have been effected as of the close of business on the date on the third anniversary of the Date of Issuance in the case of an Automatic Conversion or, in all other cases, on the date which the certificate or certificates representing the Convertible Preferred Stock to be converted have been surrendered for conversion at the principal office of the Corporation. At the time any such conversion has been effected, the rights of the holder of the Shares converted as a holder of Convertible Preferred Stock shall cease and the Person or Persons in whose name or names any certificate or certificates for shares of Conversion Stock are to be issued upon such conversion shall be deemed to have become the holder or holders of record of the shares of Conversion Stock represented thereby.

(c) Notwithstanding any other provision hereof, if a conversion of Convertible Preferred Stock is to be made in connection with a Liquidation or other transaction affecting the Corporation, the conversion of any Shares of Convertible Preferred Stock may, at the election of the holder thereof, be conditioned upon the consummation of such transaction, in which case such conversion shall not be deemed to be effective until such transaction has been consummated.

(d) As soon as possible after a conversion has been effected (but in any event within five business days in the case of subparagraph (i) below), the Corporation shall deliver to the converting holder:

(i) a certificate or certificates representing the number of shares of Conversion Stock issuable by reason of such conversion in such name or names and such denomination or denominations as the converting holder has specified; and

(ii) a certificate representing any Shares of Convertible Preferred Stock which were represented by the certificate or certificates delivered to the Corporation in connection with such conversion but which were not converted.

(e) If any fractional interest in a share of Conversion Stock would, except for the provisions of this subparagraph, be delivered upon any conversion of the Convertible Preferred Stock, the Corporation, in lieu of delivering the fractional share therefor, shall pay an amount to the holder thereof equal to the Market Price of such fractional interest as of the date of conversion.

(f) The issuance of certificates for shares of Conversion Stock upon conversion of Convertible Preferred Stock shall be made without charge to the holders of such Convertible Preferred Stock for any issuance tax in respect thereof or other cost incurred by the Corporation in connection with such conversion and the related issuance of shares of Conversion Stock. Upon conversion of each Share of Convertible Preferred Stock, the Corporation shall take all such actions as are necessary in order to ensure that the Conversion Stock issuable with respect to such conversion shall be validly issued, fully paid and nonassessable, free and clear of all taxes, liens, charges and encumbrances with respect to the issuance thereof other than those imposed by the holder of such Share and restrictions arising under applicable securities laws.

(g) The Corporation shall not close its books against the transfer of Convertible Preferred Stock or of Conversion Stock issued or issuable upon conversion of Convertible Preferred Stock in any manner which interferes with the timely conversion of Convertible Preferred Stock. The Corporation shall assist and cooperate with any holder of Shares required to make any governmental filings or obtain any governmental approval prior to or in connection with any conversion of Shares hereunder (including, without limitation, making any filings required to be made by the Corporation).

(h) The Corporation shall at all times reserve and keep available out of its authorized but unissued shares of Conversion Stock, solely for the purpose of issuance upon the conversion of the Convertible Preferred Stock, such number of shares of Conversion Stock as are issuable upon the conversion of all outstanding Convertible Preferred Stock. All shares of Conversion Stock which are so issuable shall, when issued, be duly and validly issued, fully paid and nonassessable and free from all taxes, liens and charges. The Corporation shall take all such actions as may be necessary to assure that all such shares of Conversion Stock may be so issued without violation of any applicable law or governmental regulation or any requirements of any domestic securities exchange or the Trading Market upon which shares of Conversion Stock may be listed (except for official notice of issuance which shall be immediately delivered by the Corporation upon each such issuance). The Corporation shall not take any action which would cause the number of authorized but unissued shares of Conversion Stock to be less than the number of such shares required to be reserved hereunder for issuance upon conversion of the Convertible Preferred Stock.

2. Conversion Price. The initial “Conversion Price” shall be $4.00 per share. The Conversion Price shall be subject to adjustment from time to time pursuant to Section G.3, below.

3. Subdivision or Combination of Common Stock. If the Corporation at any time subdivides (by any stock split, stock dividend, recapitalization or otherwise) one or more classes of its outstanding shares of Common Stock into a greater number of shares, the Conversion Price in effect immediately prior to such subdivision shall be proportionately reduced, and if the Corporation at any time combines (by reverse stock split or otherwise) one or more classes of its outstanding shares of Common Stock into a smaller number of shares, the Conversion Price in effect immediately prior to such combination shall be proportionately increased.

4. Reorganization, Reclassification, Consolidation, Merger or Sale. Any recapitalization, reorganization, reclassification, consolidation, merger, sale of all or substantially all of the Corporation’s assets or other transaction, in each case which is effected in such a manner that the holders of Common Stock are entitled to receive (either directly or upon subsequent liquidation) stock, securities or assets with respect to or in exchange for Common Stock, is referred to herein as an “Organic Change”. Prior to the consummation of any Organic Change, the Corporation shall make appropriate provisions (in form and substance satisfactory to the holders of a majority of the Convertible Preferred Stock then outstanding) to ensure that each of the holders of Convertible Preferred Stock shall thereafter have the right to acquire and receive, in lieu of or in addition to (as the case may be) the shares of Conversion Stock immediately theretofore acquirable and receivable upon the conversion of such holder’s Convertible Preferred Stock, such shares of stock, securities or assets as such holder would have received in connection with such Organic Change if such holder had converted its Convertible Preferred Stock immediately prior to such Organic Change.

In each such case, the Corporation shall also make appropriate provisions (in form and substance satisfactory to the holders of a majority of the Convertible Preferred Stock then outstanding) to ensure that the provisions of this Section G and Section H hereof shall thereafter be applicable to the Convertible Preferred Stock (including, in the case of any such consolidation, merger or sale in which the successor entity or purchasing entity is other than the Corporation an immediate adjustment of the Conversion Price to the value for the Common Stock reflected by the terms of such consolidation, merger or sale, and a corresponding immediate adjustment in the number of shares of Conversion Stock acquirable and receivable upon conversion of Convertible Preferred Stock, if the value so reflected is less than the Conversion Price in effect immediately prior to such consolidation, merger or sale). The Corporation shall not effect any such consolidation, merger or sale, unless prior to the consummation thereof, the successor entity (if other than the Corporation) resulting from consolidation or merger or the entity purchasing such assets assumes by written instrument (in form and substance reasonably satisfactory to the holders of a majority of the Convertible Preferred Stock then outstanding), the obligation to deliver to each such holder such shares of stock, securities or assets as, in accordance with the foregoing provisions, such holder may be entitled to acquire.

5. Notices.

(a) Promptly after any adjustment of the Conversion Price, the Corporation shall give written notice thereof to all holders of Convertible Preferred Stock, setting forth in reasonable detail and certifying the calculation of such adjustment.

(b) The Corporation shall give written notice to all holders of Convertible Preferred Stock at least 20 days prior to the date on which the Corporation closes its books or takes a record (a) with respect to any dividend or distribution upon Common Stock, (b) for determining rights to vote with respect to any Organic Change, dissolution or liquidation.

(c) The Corporation shall also give written notice to the holders of Convertible Preferred Stock at least 20 days prior to the date on which any Organic Change shall take place.

Section H. Registration of Transfer. The Corporation will keep at its principal office a register for the registration of Convertible Preferred Stock. Upon the surrender of any certificate representing Convertible Preferred Stock at such place, the Corporation will, at the request of the record holder of such certificate, execute and deliver (at the Corporation’s expense) a new certificate or certificates in exchange therefor representing in the aggregate the number of Shares represented by the surrendered certificate. Each such new certificate will be registered in such name and will represent such number of Shares as is requested by the holder of the surrendered certificate and will be substantially identical in form to the surrendered certificate, and dividends will accrue on the Convertible Preferred Stock represented by such new certificate from the date to which dividends have been fully paid on such Convertible Preferred Stock represented by the surrendered certificate.

Section I. Replacement. Upon receipt of evidence reasonably satisfactory to the Corporation (an affidavit of the registered holder will be satisfactory) of the ownership and the loss, theft, destruction or mutilation of any certificate evidencing Shares of any class of Convertible Preferred Stock, and in the case of any such loss, theft or destruction, upon receipt of indemnity reasonably satisfactory to the Corporation, or, in the case of any such mutilation upon surrender of such certificate, the Corporation will (at its expense) execute and deliver in lieu of such certificate a new certificate of like kind representing the number of Shares of such class represented by such lost, stolen, destroyed or mutilated certificate and dated the date of such lost, stolen, destroyed or mutilated certificate, and dividends will accrue on the Convertible Preferred Stock represented by such new certificate from the date to which dividends have been fully paid on such lost, stolen, destroyed or mutilated certificate.

Section J. Definitions. Certain capitalized terms used herein shall have the respective meanings set forth below:

“Common Stock” means, all shares of the Corporation’s Common Stock, par value $.001 per share.

“Conversion Stock” means shares of the Common Stock that are issued to the Holders as dividends under Section B or upon conversion under Section G; provided that if there is a change such that the securities issuable upon conversion of the Convertible Preferred Stock are issued by an entity other than the Corporation or there is a change in the type or class of securities so issuable, then the term “Conversion Stock” shall mean one share of the security issuable upon conversion of the Convertible Preferred Stock if such security is issuable in shares, or shall mean the smallest unit in which such security is issuable if such security is not issuable in shares.

“Conversion Stock Registration Statement” means a registration statement that meets the requirements of the Registration Rights Agreement and registers the resale of all shares of Conversion Stock issuable to the holder, who shall be named as a “selling shareholder” thereunder, all as provided in the Registration Rights Agreement.

“Junior Securities” means any of the Corporation’s Stock, except for the Convertible Preferred Stock.

“Liquidation” means:

(i) any transaction or series of related transactions (including, without limitation, any reorganization, merger or consolidation) which will result in the Corporation’s shareholders immediately prior to such transaction not holding (by virtue of such shares of securities issued solely with respect thereto) at least 50% of the voting power of the surviving or continuing entity;

(ii) a sale of all or substantially all of the assets of the Corporation, unless the Corporation’s shareholders immediately prior to such sale will, as a result of such sale, hold (by virtue of securities issued as consideration for the Corporation’s sale) at least 50% of the voting power of the purchasing entity; or

(iii) any liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary.

“Liquidation Value” of any Share will be equal to such Share’s Stated Value as of the date of consummation of a Liquidation.

“Market Price” of any security means the average of the closing prices of such security’s sales on the primary Trading Market (based upon volume) on which such security is at the time traded, or, if there has been no sales on such Trading market on any day, the average of the highest bid and lowest asked prices on such Trading Market reported at the end of such day, in each such case averaged over a period of 21 days consisting of the day as of which “Market Price” is being determined and the 20 consecutive Trading Days prior to such day. If at any time such security is not listed on any Trading Market, the “Market Price” shall be the fair value thereof determined jointly by the Corporation and the holders of a majority of the Convertible Preferred Stock. If such parties are unable to reach agreement within a reasonable period of time, such fair value shall be determined by an independent appraiser experienced in valuing securities jointly selected by the Corporation and the holders of a majority of the Convertible Preferred Stock. The determination of such appraiser shall be final and binding upon the parties, and the Corporation shall pay the fees and expenses of such appraiser.

“Registration Rights Agreement” means the Registration Rights Agreement, to which the Corporation and the original holder(s) of Shares are parties, as amended, modified or supplemented from time to time in accordance with its terms.

“Person” means an individual, a partnership, a corporation, a limited liability company, an association, a joint stock corporation, a trust, a joint venture, an unincorporated organization and a governmental entity or any department, agency or political subdivision thereof.

“Registration Condition” shall mean (i) there is an effective Conversion Stock Registration Statement pursuant to which a holder of Shares is permitted to utilize the prospectus thereunder to resell all of the shares of Conversion Stock issuable in respect of Dividends (and the Corporation believes, in good faith, that such effectiveness will continue uninterrupted for the foreseeable future) and (ii) the Common Stock is trading on the Trading Market and all of the shares of Conversion Stock issuable in respect of Dividends are listed for trading on a Trading Market (and the Corporation believes, in good faith, that trading of the Common Stock on a Trading Market will continue uninterrupted for the foreseeable future).

“Stock” of any Person means any shares, equity or profits interests, participations or other equivalents (however designated) of capital stock, whether voting or nonvoting, including any securities with profit participation features, and any rights, warrants, options or other securities convertible into or exercisable or exchangeable for any such shares, equity or profits interests, participations or other equivalents, or such other securities, directly or indirectly (or any equivalent ownership interests, in the case of a Person which is not a corporation).

“Subsidiary” means any corporation of which the shares of outstanding capital stock possessing the voting power (under ordinary circumstances) in electing the board of directors are, at the time as of which any determination is being made, owned by the Corporation either directly or indirectly through Subsidiaries.

“Trading Market” means the following markets or exchanges on which the Common Stock is listed or quoted for trading on the date in question: the Nasdaq SmallCap Market, the American Stock Exchange, the New York Stock Exchange, the Nasdaq National Market or the OTC Bulletin Board.

“Trading Day” means any day which the primary Trading Market upon which a security in question is traded is open for trading.

Section K. Protective Provisions. The Corporation shall not, without the vote or written consent of not less than a majority of the outstanding shares of Convertible Preferred Stock voting as a separate class:

(a) alter or change the rights, preferences or privileges of the Convertible Preferred Stock or any other class or series of Preferred Stock in any manner adversely affecting the rights of the Convertible Preferred Stock;

(b) create or issue any new class or series of equity securities of the Corporation having a preference senior to the Convertible Preferred Stock with respect to redemption, voting, liquidation or dividend rights;

(c) except as otherwise permitted herein, pay or declare any dividend on or other distribution with respect to any of the Corporation’s capital stock (except dividends payable solely in shares of Common Stock) other than the preferential dividend on the Convertible Preferred Stock; or

(d) except as expressly set forth herein, apply any of the Company’s assets to the redemption, retirement, purchase or acquisition, directly or indirectly, through subsidiaries or otherwise, of any of the Corporation’s capital stock (other than Common Stock from employees, officers or directors of the Corporation or its subsidiaries upon termination of employment pursuant to the terms of restrictive stock agreements approved by the Corporation’s board of directors).

Section L. Notices. Except as otherwise expressly provided herein, all notices referred to herein will be in writing and will be delivered by registered or certified mail, return receipt requested, postage prepaid and will be deemed to have been given when so mailed (i) to the Corporation, at its principal executive offices and (ii) to any shareholder, at such holder’s address as it appears in the stock records of the Corporation (unless otherwise indicated by any such holder).

IN WITNESS WHEREOF, the undersigned duly authorized officer of the Corporation has executed these Amended and Restated Articles of Incorporation as of February 19, 2008.

By:	/s/ David A. Gillespie
David A. Gillespie President and Chief Executive Officer

AMENDED AND RESTATED

ARTICLES OF INCORPORATION OF

~~WIRELESS~~ NEW GENERATION BIOFUELS HOLDINGS, INC.

Pursuant to the provisions of Section 607.1006 and 607.1007 of the Florida Business Corporation Act (the “Act”), the undersigned corporation adopts the following Amended and Restated Articles of Incorporation:

1. The name of the corporation is H2Diesel Holdings, Inc. (the “Corporation”)

2. The following amended and restated articles of incorporation were duly adopted by the directors of the Corporation on January [__], 2008, by a majority of the holders of the common stock of the Corporation on as converted basis on January [__], 2008 and by a majority of the holders of the series A convertible preferred stock of the Corporation, voting as a separate class, on January [__], 2008 in the manner prescribed by Section 607.1003 of the Act and the Corporations Articles of Incorporation.

ARTICLE ~~1~~ I
NAME

The name of the Corporation is ~~WIRELESS HOLDINGS, INC~~ New Generation Biofuels Holdings, Inc.

ARTICLE II
PURPOSE

To engage in business ~~capital~~ ventures ~~and other business~~ as permitted under the laws of the United States and the State of Florida.

ARTICLE III
CAPITAL STOCK

The maximum number of shares that this corporation shall be authorized to have outstanding at anytime shall be one hundred million (100,000,000) shares of Common Stock at a par value of $.001 per share upon which there are no preemptive rights. The Common Stock shall be paid for at such times as the Board of Directors may designate, in cash, real property, personal property, services, patents, leases, or any other valuable thing or right for the uses and purposes of the corporation, and shares of capital, which issued in exchange thereof shall thereupon and thereby become and be paid in full, the same as though paid in cash at par, and shall be non assessable forever, the ~~judgement~~ judgment of the Board of Directors as to the value of the property, right or thing in exchange for capital stock shall be conclusive.

In addition, the Corporation shall have the authority to issue ten million (10,000,000) shares in blank check Preferred Stock at a par value of $.001 per share. The Preferred Stock may be issued from time to time in one or more series. The Board of Directors is authorized to fix the number of shares of any series of Preferred Stock and to determine the designation of any such series.

The Board of Directors is also authorized to determine or alter the rights, preferences, privileges and restrictions stated in any resolution or resolutions of the Board of Directors originally fixing the number of shares constituting any series, to increase or decrease (but not below the number of shares of any such series then outstanding) the number of shares of any such series subsequent to the issue of shares of that series.

ARTICLE IV
TERM OF EXISTENCE

This corporation shall have perpetual existence commencing on the date of filing of ~~these~~ the original Articles of Incorporation with the Secretary of State of the State of Florida.

ARTICLE V
REGISTERED OFFICE AND REGISTERED AGENT

The street address of ~~initial~~ the registered office of this corporation is ~~301 NorthOcean Boulevard, #710, Pompano Beach, Florida 22062~~ 1200 South Pine Island Road, Plantation, FL 33324 and the name and address of the ~~initial~~ registered agent of this corporation is ~~Joseph P. Hess.~~ CT Corporation System, 1200 South Pine Island Road, Plantation, FL 33324 .

ARTICLE VI
~~INITIAL~~ PRINCIPAL OFFICE

The ~~initial~~ principal office and mailing address of this Corporation is ~~2206 NE26th Street, Fort Lauderdale, Florida 33305.~~ 11111 Katy Freeway, Suite 910, Houston, TX 77079. The Board of Directors may, from time to time, change the street and post office address of the corporation as well as the location of its principal office.

ARTICLE VII
~~INITIAL BOARD OF DIRECTORS~~

~~This corporation shall have (1) director initially. The number of directors may be either increased or diminished from time to time by the By-Laws but shall never be less than one (1). The name and address of the initial director of this corporation are:~~
~~Joseph P. Hess~~
~~301 North Ocean Boulevard, #710~~
~~Pompano Beach, Florida 3306~~

~~ARTICLE VIII~~
AMENDMENT
This corporation reserves the right to amend or repeal any provisions contained in these Articles of Incorporation, or any amendment hereto, in the manner provided by law.

~~ARTICLE IX~~
~~INCORPORATOR~~
~~IN WITNESS WHEROF, the undersigned subscriber and registered agent has executed these Articles of Incorporation on Monday, May 19, 2003.~~
~~/s/ Joseph P. Hess~~
~~____________________~~
~~Joseph P. Hess/Incorporator~~
~~ ~~
~~ACCEPTANCE OF REGISTERED AGENT~~
~~Having been named as registered agent and to accept services of process for the above named corporation, at the place designate din these Articles of Incorporation. I hereby accept the appointment as registered agent and agree to act in this capacity. I further agree to comply with the provisions of all statutes relating to the proper and complete performance of my duties, and I am familiar with and accept the obligations of my position as registered agent.~~
~~By: /s/ Joseph P. Hess~~
~~____________________~~
~~Joseph P. Hess~~
~~Registered Agent~~

~~ARTICLES OF AMENDMENT~~
~~TO~~
~~ARTILCES OF INCORPORATION~~
~~OF~~
~~WIRELESS HOLDINGS, INC.~~

~~Pursuant to the provisions of Section 607.1006 of the Florida Business Corporation Act (the “Act, the undersigned corporation adopts the following Articles of Amendment to its Articles of Incorporation:~~

~~1. The name of the Corporation is WIRELESS HOLDINGS, INC. (the “Corporation.~~

~~2. The following amendment to the Articles of Incorporation was dully adopted on October 20, 2006 by the directors of the Corporation and by the shareholders of the Corporation on October 23, 2006 in the manner prescribed by Section 607.1003 of the Act.~~

~~ARTICLE 1~~

~~The name of the Corporation is H2Diesel Holdings, Inc.~~

~~3. The number of votes cast in favor of this amendment by the shareholders was sufficient for approval.~~

~~4. Except as hereby amended, the Articles of Incorporation of the Corporation shall remain unchanged.~~

~~[THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK]~~

~~IN WITNESS WHEREOF, the undersigned has executed these Articles of Amendment to Articles of Incorporation of WIRELESS HOLDINGS, INC. effective this 27th day of November, 2006.~~

~~WIRELESS HOLDINGS, INC.~~
~~By: /s/ Lee S. Rosen~~

~~Name: Lee S. Rosen~~
~~Title: Chairman~~

~~ARTICLES OF AMENDMENT OF~~
~~THE ARTICLES OF INCORPORATION OF~~
~~H2DIESEL HOLDINGS, INC.~~
~~UNDER SECTION 607.0602 OF~~
~~THE FLORIDA BUSINESS CORPORTION ACT~~

~~1. The name of the corporation is H2Diesel Holdings, Inc. (the “Corporation”).~~

~~2. Pursuant to the authority granted to the Board of Directors of the Corporation by its Articles of Incorporation, as amended, the Corporation hereby amends its Articles of Incorporation by adding a provision stating the number, designation, relative rights, preferences and limitations of a series of the Corporation’s preferred stock.~~

ARTICLE VIII
SERIES A CUMULATIVE CONVERTIBLE PREFERRED STOCK
~~3. To the extent the Corporation’s Articles of Amendment to the Articles of Incorporation filed with the Florida Department of State on May 9, 2007 (the “May 2007 Articles of Amendment”) are effective, then these Articles of Amendment also amend and restate the May 2007 Articles of Amendment such that following the filing of these Articles of Amendment, the Corporation has one authorized class of Series A Cumulative Convertible Preferred Stock, as follows (except as otherwise indicted herein, capitalized terms herein are defined in Section J herein):~~

Section A. Designation and Amount; Par Value; Stated Value. The shares of such series shall be designated as “Series A Cumulative Convertible Preferred Stock” (the “Convertible Preferred Stock”) and the number of authorized shares constituting Convertible Preferred Stock shall be 300,000. The par value of each share of such series shall be $.001. Each Share shall have a stated value equal to $100.00 plus the amount of all dividends accumulated thereon in accordance with Section B below (the “Stated Value”)

Section B. Dividends.

1. General Obligation. When and as declared by the Corporation’s Board of Directors and to the extent permitted under the Florida Business Corporation Act (the “FBCA”), the Corporation will pay preferential dividends to the holders of the Convertible Preferred Stock as provided in this Section B. Except as otherwise provided herein, dividends on each share of Convertible Preferred Stock (a “Share”) will accrue from the Date of Issuance, hereinafter defined, on a quarterly basis at a rate of 8.0% per annum of the Stated Value of such Share to and including the date on which the Liquidation Value (plus all accrued dividends not previously paid or added to the Stated Value) of such Share is paid in full or the date on which such share is converted into shares of Conversion Stock. Such dividends will accrue whether or not they have been declared and whether or not there are profits, surplus or other funds of the Corporation legally available for the payment of dividends. Dividends shall be paid in shares of the Conversion Stock having an aggregate Market Price determined as of the Dividend Reference Date corresponding to such dividend payment equal to the amount of such dividend; provided, however, that if the Registration Condition is not met on such Dividend Reference Date, then such dividend may, at the Corporation’s option, be paid in whole or in part in cash or, to the extent not so paid in cash, shall accumulate and be added to the Stated Value of the Shares.

After payment of the preferential dividend on the Convertible Preferred Stock has been made, the holders of the Convertible Preferred Stock and Common Stock shall share ratably, on a pari passu basis, any dividends (whether payable in cash, property or securities) declared by the Board of Directors and paid by the Corporation (with the distribution to the holders of the Convertible Preferred Stock being that as would have been payable had each such share been converted to Common Stock immediately prior to the record date for determining ~~stockholders~~ shareholders eligible for the dividend (such assumed conversion being referred to herein as being “on an as-converted basis”)). The date on which the Corporation initially issues any Share will be deemed to be its “Date of Issuance;” provided, that the Date of Issuance for any Share issued in exchange for a Share initially subscribed for on May 9, 2007 or June 8, 2007 shall be such date of initial subscription, regardless of the number of times a transfer of such Share is made on the stock records maintained by or for the Corporation and regardless of the number of certificates which may be issued to evidence such Share.

2. Dividend Reference Dates. The accrued dividends will be payable on March 31, June 30, September 30 and December 30 of each year commencing on September 30, 2007 (the “Dividend Reference Dates”) to the holders of record of the Convertible Preferred Stock at the close of business on the 15th day of the month immediately preceding the next Dividend Reference Date. With respect to any Shares issued in exchange for Shares initially subscribed for on May 9, 2007 or June 8, 2007, the accrued dividends payable on September 30, 2007 shall include all accrued but unpaid dividends payable as if such Shares were issued on May 9, 2007 or June 8, 2007, respectively.

3. Distribution of Partial Dividend Payments. Except as otherwise provided herein, if at any time the Corporation elects to pay dividends in cash and pays less than the total amount of dividends then accrued with respect to the Convertible Preferred Stock, such payment will be distributed ratably among the holders of the Convertible Preferred Stock based upon the aggregate accrued but unpaid dividends on the Shares of Convertible Preferred Stock held by each such holder, and any amounts of such dividends remaining thereafter shall be accumulated and shall be added to the Stated Value of the Shares in accordance with Section B.1 above.

Section C. Liquidation. Upon any Liquidation of the Corporation, the holders of the Convertible Preferred Stock will be entitled to be paid, (A) before any distribution or payment is made upon any of the Junior Securities, an amount in cash equal to the aggregate Liquidation Value (plus all accrued dividends not previously paid or added to the Stated Value) of all such Convertible Preferred Stock outstanding, (B) after setting apart or paying the full preferential amount due pursuant to clause (A) above, all remaining assets available for distribution shall be distributed among the holders of the Common Stock pro rata according to the number of shares of Common Stock held by such holders. If upon any such Liquidation of the Corporation, the Corporation’s assets to be distributed among the holders of the Convertible Preferred Stock are insufficient to permit payment to such holders of the aggregate preferential amount which they are entitled to be paid, then the entire assets to be distributed shall be distributed ratably among such holders based upon the aggregate Liquidation Value (plus all accrued dividends not previously paid or added to the Stated Value) of the Convertible Preferred Stock held by each such holder. The Corporation will mail written notice of such Liquidation not less than 10 days prior to the payment date stated therein, to each record holder of Convertible Preferred Stock.

Section D. No Redemption. The Convertible Preferred Stock shall not be redeemable. Any Shares which are otherwise acquired by the Corporation will be cancelled and will not be reissued, sold or transferred.

Section E. Priority of Convertible Preferred Stock on Dividends and Redemptions. So long as any Convertible Preferred Stock remains outstanding, without the prior written consent of the holders of a majority of the outstanding shares of Convertible Preferred Stock, the Corporation shall not, nor shall it permit any Subsidiary to, redeem, purchase or otherwise acquire directly or indirectly any Junior Securities, nor shall the Corporation directly or indirectly pay or declare any dividend or make any distribution upon any Junior Securities (other than dividends payable solely in the securities in respect of which such dividends are paid).

Section F. Voting Rights. The holders of the Convertible Preferred Stock shall be entitled to notice of all ~~stockholders~~ shareholders’ meetings in accordance with the Corporation’s bylaws, and the holders of the Convertible Preferred Stock shall be entitled to vote on all matters submitted to the ~~stockholders~~ shareholders for a vote together with the holders of the Common Stock voting together as a single class with each share of Common Stock entitled to one vote per share and each Share of Convertible Preferred Stock entitled to one vote for each share of Common Stock issuable upon conversion of the Convertible Preferred Stock as of the record date for such vote or, if no record date is specified, as of the date of such vote.

Section G. Conversion.

1. Conversion Procedure.

(a) (i) Automatic Conversion. Upon the third anniversary of the Date of Issuance, each Share shall automatically, and without any action on the part of the holder of such Share, convert into a number of shares of Conversion Stock computed by multiplying such Share’s Stated Value (plus all accrued dividends not previously paid or added to the Stated Value to the date of such conversion) and dividing the result by the Conversion Price (as defined below) then in effect.

(ii) Optional Conversion. At any time and from time to time prior to such third anniversary and until the payment in full of the Liquidation Value in respect of a holder’s Shares of the Convertible Preferred Stock, any holder of Convertible Preferred Stock may convert all or a portion of such Shares (including any fraction of a Share) held by such holder into a number of shares of Conversion Stock computed by multiplying the number of Shares to be converted by such Shares’ Stated Value (plus all accrued dividends not previously paid or added to the Stated Value to the date of such conversion) and dividing the result by the Conversion Price then in effect.

(b) Except as otherwise provided herein, each conversion of Convertible Preferred Stock shall be deemed to have been effected as of the close of business on the date on the third anniversary of the Date of Issuance in the case of an Automatic Conversion or, in all other cases, on the date which the certificate or certificates representing the Convertible Preferred Stock to be converted have been surrendered for conversion at the principal office of the Corporation. At the time any such conversion has been effected, the rights of the holder of the Shares converted as a holder of Convertible Preferred Stock shall cease and the Person or Persons in whose name or names any certificate or certificates for shares of Conversion Stock are to be issued upon such conversion shall be deemed to have become the holder or holders of record of the shares of Conversion Stock represented thereby.

(c) Notwithstanding any other provision hereof, if a conversion of Convertible Preferred Stock is to be made in connection with a Liquidation or other transaction affecting the Corporation, the conversion of any Shares of Convertible Preferred Stock may, at the election of the holder thereof, be conditioned upon the consummation of such transaction, in which case such conversion shall not be deemed to be effective until such transaction has been consummated.

(d) As soon as possible after a conversion has been effected (but in any event within five business days in the case of subparagraph (i) below), the Corporation shall deliver to the converting holder:

(i) a certificate or certificates representing the number of shares of Conversion Stock issuable by reason of such conversion in such name or names and such denomination or denominations as the converting holder has specified; and

(ii) a certificate representing any Shares of Convertible Preferred Stock which were represented by the certificate or certificates delivered to the Corporation in connection with such conversion but which were not converted.

(e) If any fractional interest in a share of Conversion Stock would, except for the provisions of this subparagraph, be delivered upon any conversion of the Convertible Preferred Stock, the Corporation, in lieu of delivering the fractional share therefor, shall pay an amount to the holder thereof equal to the Market Price of such fractional interest as of the date of conversion.

(f) The issuance of certificates for shares of Conversion Stock upon conversion of Convertible Preferred Stock shall be made without charge to the holders of such Convertible Preferred Stock for any issuance tax in respect thereof or other cost incurred by the Corporation in connection with such conversion and the related issuance of shares of Conversion Stock. Upon conversion of each Share of Convertible Preferred Stock, the Corporation shall take all such actions as are necessary in order to ensure that the Conversion Stock issuable with respect to such conversion shall be validly issued, fully paid and nonassessable, free and clear of all taxes, liens, charges and encumbrances with respect to the issuance thereof other than those imposed by the holder of such Share and restrictions arising under applicable securities laws.

(g) The Corporation shall not close its books against the transfer of Convertible Preferred Stock or of Conversion Stock issued or issuable upon conversion of Convertible Preferred Stock in any manner which interferes with the timely conversion of Convertible Preferred Stock. The Corporation shall assist and cooperate with any holder of Shares required to make any governmental filings or obtain any governmental approval prior to or in connection with any conversion of Shares hereunder (including, without limitation, making any filings required to be made by the Corporation).

(h) The Corporation shall at all times reserve and keep available out of its authorized but unissued shares of Conversion Stock, solely for the purpose of issuance upon the conversion of the Convertible Preferred Stock, such number of shares of Conversion Stock as are issuable upon the conversion of all outstanding Convertible Preferred Stock. All shares of Conversion Stock which are so issuable shall, when issued, be duly and validly issued, fully paid and nonassessable and free from all taxes, liens and charges. The Corporation shall take all such actions as may be necessary to assure that all such shares of Conversion Stock may be so issued without violation of any applicable law or governmental regulation or any requirements of any domestic securities exchange or the Trading Market upon which shares of Conversion Stock may be listed (except for official notice of issuance which shall be immediately delivered by the Corporation upon each such issuance). The Corporation shall not take any action which would cause the number of authorized but unissued shares of Conversion Stock to be less than the number of such shares required to be reserved hereunder for issuance upon conversion of the Convertible Preferred Stock.

2. Conversion Price. The initial “Conversion Price” shall be $4.00 per share. The Conversion Price shall be subject to adjustment from time to time pursuant to Section G.3, below.

3. Subdivision or Combination of Common Stock. If the Corporation at any time subdivides (by any stock split, stock dividend, recapitalization or otherwise) one or more classes of its outstanding shares of Common Stock into a greater number of shares, the Conversion Price in effect immediately prior to such subdivision shall be proportionately reduced, and if the Corporation at any time combines (by reverse stock split or otherwise) one or more classes of its outstanding shares of Common Stock into a smaller number of shares, the Conversion Price in effect immediately prior to such combination shall be proportionately increased.

4. Reorganization, Reclassification, Consolidation, Merger or Sale. Any recapitalization, reorganization, reclassification, consolidation, merger, sale of all or substantially all of the Corporation’s assets or other transaction, in each case which is effected in such a manner that the holders of Common Stock are entitled to receive (either directly or upon subsequent liquidation) stock, securities or assets with respect to or in exchange for Common Stock, is referred to herein as an “Organic Change”. Prior to the consummation of any Organic Change, the Corporation shall make appropriate provisions (in form and substance satisfactory to the holders of a majority of the Convertible Preferred Stock then outstanding) to ensure that each of the holders of Convertible Preferred Stock shall thereafter have the right to acquire and receive, in lieu of or in addition to (as the case may be) the shares of Conversion Stock immediately theretofore acquirable and receivable upon the conversion of such holder’s Convertible Preferred Stock, such shares of stock, securities or assets as such holder would have received in connection with such Organic Change if such holder had converted its Convertible Preferred Stock immediately prior to such Organic Change.

In each such case, the Corporation shall also make appropriate provisions (in form and substance satisfactory to the holders of a majority of the Convertible Preferred Stock then outstanding) to ensure that the provisions of this Section G and Section H hereof shall thereafter be applicable to the Convertible Preferred Stock (including, in the case of any such consolidation, merger or sale in which the successor entity or purchasing entity is other than the Corporation an immediate adjustment of the Conversion Price to the value for the Common Stock reflected by the terms of such consolidation, merger or sale, and a corresponding immediate adjustment in the number of shares of Conversion Stock acquirable and receivable upon conversion of Convertible Preferred Stock, if the value so reflected is less than the Conversion Price in effect immediately prior to such consolidation, merger or sale). The Corporation shall not effect any such consolidation, merger or sale, unless prior to the consummation thereof, the successor entity (if other than the Corporation) resulting from consolidation or merger or the entity purchasing such assets assumes by written instrument (in form and substance reasonably satisfactory to the holders of a majority of the Convertible Preferred Stock then outstanding), the obligation to deliver to each such holder such shares of stock, securities or assets as, in accordance with the foregoing provisions, such holder may be entitled to acquire.

5. Notices.

(a) Promptly after any adjustment of the Conversion Price, the Corporation shall give written notice thereof to all holders of Convertible Preferred Stock, setting forth in reasonable detail and certifying the calculation of such adjustment.

(b) The Corporation shall give written notice to all holders of Convertible Preferred Stock at least 20 days prior to the date on which the Corporation closes its books or takes a record (a) with respect to any dividend or distribution upon Common Stock, (b) for determining rights to vote with respect to any Organic Change, dissolution or liquidation.

(c) The Corporation shall also give written notice to the holders of Convertible Preferred Stock at least 20 days prior to the date on which any Organic Change shall take place.

Section H. Registration of Transfer. The Corporation will keep at its principal office a register for the registration of Convertible Preferred Stock. Upon the surrender of any certificate representing Convertible Preferred Stock at such place, the Corporation will, at the request of the record holder of such certificate, execute and deliver (at the Corporation’s expense) a new certificate or certificates in exchange therefor representing in the aggregate the number of Shares represented by the surrendered certificate. Each such new certificate will be registered in such name and will represent such number of Shares as is requested by the holder of the surrendered certificate and will be substantially identical in form to the surrendered certificate, and dividends will accrue on the Convertible Preferred Stock represented by such new certificate from the date to which dividends have been fully paid on such Convertible Preferred Stock represented by the surrendered certificate.

Section I. Replacement. Upon receipt of evidence reasonably satisfactory to the Corporation (an affidavit of the registered holder will be satisfactory) of the ownership and the loss, theft, destruction or mutilation of any certificate evidencing Shares of any class of Convertible Preferred Stock, and in the case of any such loss, theft or destruction, upon receipt of indemnity reasonably satisfactory to the Corporation, or, in the case of any such mutilation upon surrender of such certificate, the Corporation will (at its expense) execute and deliver in lieu of such certificate a new certificate of like kind representing the number of Shares of such class represented by such lost, stolen, destroyed or mutilated certificate and dated the date of such lost, stolen, destroyed or mutilated certificate, and dividends will accrue on the Convertible Preferred Stock represented by such new certificate from the date to which dividends have been fully paid on such lost, stolen, destroyed or mutilated certificate.

Section J. Definitions. Certain capitalized terms used herein shall have the respective meanings set forth below:

“Common Stock” means, all shares of the Corporation’s Common Stock, par value $.001 per share.

“Conversion Stock” means shares of the Common Stock that are issued to the Holders as dividends under Section B or upon conversion under Section G; provided that if there is a change such that the securities issuable upon conversion of the Convertible Preferred Stock are issued by an entity other than the Corporation or there is a change in the type or class of securities so issuable, then the term “Conversion Stock” shall mean one share of the security issuable upon conversion of the Convertible Preferred Stock if such security is issuable in shares, or shall mean the smallest unit in which such security is issuable if such security is not issuable in shares.

“Conversion Stock Registration Statement” means a registration statement that meets the requirements of the Registration Rights Agreement and registers the resale of all shares of Conversion Stock issuable to the holder, who shall be named as a “selling ~~stockholder~~ shareholder” thereunder, all as provided in the Registration Rights Agreement.

“Junior Securities” means any of the Corporation’s Stock, except for the Convertible Preferred Stock.

“Liquidation” means:

(i) any transaction or series of related transactions (including, without limitation, any reorganization, merger or consolidation) which will result in the Corporation’s ~~stockholders~~ shareholders immediately prior to such transaction not holding (by virtue of such shares of securities issued solely with respect thereto) at least 50% of the voting power of the surviving or continuing entity;

(ii) a sale of all or substantially all of the assets of the Corporation, unless the Corporation’s ~~stockholders~~ shareholders immediately prior to such sale will, as a result of such sale, hold (by virtue of securities issued as consideration for the Corporation’s sale) at least 50% of the voting power of the purchasing entity; or

(iii) any liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary.

“Liquidation Value” of any Share will be equal to such Share’s Stated Value as of the date of consummation of a Liquidation.

“Market Price” of any security means the average of the closing prices of such security’s sales on the primary Trading Market (based upon volume) on which such security is at the time traded, or, if there has been no sales on such Trading market on any day, the average of the highest bid and lowest asked prices on such Trading Market reported at the end of such day, in each such case averaged over a period of 21 days consisting of the day as of which “Market Price” is being determined and the 20 consecutive Trading Days prior to such day. If at any time such security is not listed on any Trading Market, the “Market Price” shall be the fair value thereof determined jointly by the Corporation and the holders of a majority of the Convertible Preferred Stock. If such parties are unable to reach agreement within a reasonable period of time, such fair value shall be determined by an independent appraiser experienced in valuing securities jointly selected by the Corporation and the holders of a majority of the Convertible Preferred Stock. The determination of such appraiser shall be final and binding upon the parties, and the Corporation shall pay the fees and expenses of such appraiser.

“Registration Rights Agreement” means the Registration Rights Agreement, to which the Corporation and the original holder(s) of Shares are parties, as amended, modified or supplemented from time to time in accordance with its terms.

“Person” means an individual, a partnership, a corporation, a limited liability company, an association, a joint stock corporation, a trust, a joint venture, an unincorporated organization and a governmental entity or any department, agency or political subdivision thereof.

“Registration Condition” shall mean (i) there is an effective Conversion Stock Registration Statement pursuant to which a holder of Shares is permitted to utilize the prospectus thereunder to resell all of the shares of Conversion Stock issuable in respect of Dividends (and the Corporation believes, in good faith, that such effectiveness will continue uninterrupted for the foreseeable future) and (ii) the Common Stock is trading on the Trading Market and all of the shares of Conversion Stock issuable in respect of Dividends are listed for trading on a Trading Market (and the Corporation believes, in good faith, that trading of the Common Stock on a Trading Market will continue uninterrupted for the foreseeable future).

“Stock” of any Person means any shares, equity or profits interests, participations or other equivalents (however designated) of capital stock, whether voting or nonvoting, including any securities with profit participation features, and any rights, warrants, options or other securities convertible into or exercisable or exchangeable for any such shares, equity or profits interests, participations or other equivalents, or such other securities, directly or indirectly (or any equivalent ownership interests, in the case of a Person which is not a corporation).

“Subsidiary” means any corporation of which the shares of outstanding capital stock possessing the voting power (under ordinary circumstances) in electing the board of directors are, at the time as of which any determination is being made, owned by the Corporation either directly or indirectly through Subsidiaries.

“Trading Market” means the following markets or exchanges on which the Common Stock is listed or quoted for trading on the date in question: the Nasdaq SmallCap Market, the American Stock Exchange, the New York Stock Exchange, the Nasdaq National Market or the OTC Bulletin Board.

“Trading Day” means any day which the primary Trading Market upon which a security in question is traded is open for trading.

Section K. Protective Provisions. The Corporation shall not, without the vote or written consent of not less than a majority of the outstanding shares of Convertible Preferred Stock voting as a separate class:

(a) alter or change the rights, preferences or privileges of the Convertible Preferred Stock or any other class or series of Preferred Stock in any manner adversely affecting the rights of the Convertible Preferred Stock;

(b) create or issue any new class or series of equity securities of the Corporation having a preference senior to the Convertible Preferred Stock with respect to redemption, voting, liquidation or dividend rights;

(c) except as otherwise permitted herein, pay or declare any dividend on or other distribution with respect to any of the Corporation’s capital stock (except dividends payable solely in shares of Common Stock) other than the preferential dividend on the Convertible Preferred Stock; or

(d) except as expressly set forth herein, apply any of the Company’s assets to the redemption, retirement, purchase or acquisition, directly or indirectly, through subsidiaries or otherwise, of any of the Corporation’s capital stock (other than Common Stock from employees, officers or directors of the Corporation or its subsidiaries upon termination of employment pursuant to the terms of restrictive stock agreements approved by the Corporation’s board of directors).

Section L. Notices. Except as otherwise expressly provided herein, all notices referred to herein will be in writing and will be delivered by registered or certified mail, return receipt requested, postage prepaid and will be deemed to have been given when so mailed (i) to the Corporation, at its principal executive offices and (ii) to any ~~stockholder~~ shareholder, at such holder’s address as it appears in the stock records of the Corporation (unless otherwise indicated by any such holder).

~~4. These Articles of Amendment were duly adopted by the Board of Directors of the Corporation on September __, 2007.~~

IN WITNESS WHEREOF, the undersigned duly authorized officer of the Corporation has executed these Amended and Restated Articles of ~~Amendment~~ Incorporation as of ~~this __ day of September, 2007.~~ ____________, 2008.

~~H2DIESEL HOLDINGS, INC.~~

By:______________________________
David A. Gillespie
President and Chief Executive Officer

Appendix B

ACTION BY WRITTEN CONSENT
OF THE SHAREHOLDERS OF
H2DIESEL HOLDINGS, INC.

February 11, 2008

The undersigned, being the holders of at least the majority of the issued and outstanding shares of common stock, par value $.001 per share, on an as converted basis, (the “Common Stock”), (the “Common Shareholders”) and the holders of at least the majority of the issued and outstanding shares of Series A Convertible Preferred Stock, par value $.001 per share, (the “Series A Preferred Stock”), voting as a separate class, (the “Preferred Shareholders”) (collectively with the Common Shareholders, the “Shareholders”) of H2Diesel Holdings, Inc., a Florida corporation (the “Company”), for the purpose of taking action without a meeting of the Shareholders pursuant to Section 607.0704 of the Florida Business Corporation Act (the “FBCA”), and in compliance with Section K of the Company’s Articles of Amendment of the Articles of Incorporation related to the Series A Preferred Stock, dated September 20, 2007, for the purpose of consenting to such resolutions, hereby adopt the following resolutions:

Amended and Restated Articles of Incorporation

WHEREAS, the Board of Directors of the Company (the “Board”) has deemed it advisable and in the best interests of the Company to approve Amended and Restated Articles of Incorporation (the “Amended and Restated Articles”), in substantially the form attached hereto as Exhibit A, (1) to change the Company’s name to New Generation Biofuels Holdings, Inc. (the “Name Change”) and (2) to make certain additional conforming and updating changes; and

RESOLVED, that the Shareholders hereby adopt, approve and ratify the Amended and Restated Articles; and

RESOLVED FURTHER, that the Shareholders acknowledge that the Board may abandon the proposed Amended and Restated Articles in whole or in part, without further action by the Shareholders at any time prior to the effectiveness of the Amended and Restated Articles.

IN WITNESS WHEREOF, each of the parties hereto has caused this Consent to be duly executed and delivered as of the date above first written.

COMMON SHAREHOLDERS

By:	/s/ Lee Rosen Irrevocable Trust
Name: Lee Rosen Title: Trustee

By:	/s/ Xethanol Corporation
Name: David R. Ames Title: President and CEO

By:	/s/ Mallis Family Limited Partnership
Name: Marc J. Mallis Title: Trustee

IN WITNESS WHEREOF, each of the parties hereto has caused this Consent to be duly executed and delivered as of the date above first written.

PREFERRED SHAREHOLDERS

By:	/s/ Robbins Capital Partners LP
Name: T.B. Robbins Title: Managing Director

By:	/s/ Gimmel Partners
Name: Alan Weichselbaum Title: General Partner

By:	/s/ James Lewis
Name: James Lewis Title:

By:	/s/ Worthington Growth LP
Name: Clifford W. Henry Title: General Partner